Subsequent Events	12 Months Ended
Mar. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
22 - Subsequent Events
In accordance with the terms of the Omnibus Incentive Plan, the total number of ordinary shares available for issuance under the Omnibus Incentive Plan and the ESPP increased by an aggregate of 8,452,110 ordinary shares, or 0.8% of the aggregate number of ordinary shares outstanding as of March 31, 2025 as determined by the Remuneration Committee.
In April 2025, the Company entered into a definitive agreement with Cadence Design Systems, Inc. (“Cadence”) to sell its Artisan foundation IP business, consisting of standard cell libraries, memory compilers, and general-purpose I/Os for total gross consideration of approximately $150.0 million, subject to purchase price adjustments. The transaction is expected to close in the second quarter of the fiscal year ending March 31, 2026, subject to customary closing conditions and receipt of regulatory approvals.
In April 2025, the Company entered into a Tax Sharing Agreement with SoftBank Group (the “Tax Sharing Agreement”) in relation to the U.K. enacting legislation implementing the OECD framework for Pillar Two, which implements a top-up tax to ensure multinational entities in the United Kingdom pay a minimum 15% effective tax rate (the “UK Top-up Tax”). The Tax Sharing Agreement sets forth the framework for determining the amount of UK Top-up Tax payable by SoftBank Group to compensate the Company for any additional costs incurred in relation to the UK Top-up Tax as a result of SoftBank Group’s ownership interest in the Company.